CHICKEN LITTLE GROWTH FUND

Supplement dated September 27, 2005

to the

Statement of Additional Information

Dated August 8, 2005

The information under the heading “Fund Services” in the Statement of Additional Information is deleted in its entirety and replaced with the following:

Unified Fund Services, Inc. (“Unified”), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund’s transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. (“UFS”), the parent company of Unified. Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee of $1.25 per shareholder account (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $10 million or more).

In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee equal to 0.05% of the Fund’s assets up to $50 million, 0.04% of the Fund’s assets from $50 million to $100 million, 0.03% of the Fund’s assets from $100 million to $150 million, and 0.02% of the Fund’s assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $10 million or more).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee equal to an annual rate of 0.10% of the Fund’s assets under $50 million, 0.07% of the Fund’s assets from $50 million to $100 million, 0.05% of the Fund’s assets from $100 million to $150 million, and 0.03% of the Fund’s assets over $150 million (subject to a minimum fee of $2,500 per month).

This supplement and the Statement of Additional Information dated August 8, 2005 provide information a prospective investor ought to know before investing and should be retained for future reference. The Statement of Additional Information, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Shareholder Services at 1-877-621-9183.